EXHIBIT 99.6

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On November 10th, 2014 Invisa, Inc. (“Invisa” or the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report that it acquired all of the ownership interests in Uniroyal Engineered Products, LLC (“Uniroyal”), a U.S. manufacturer of textured coatings, and all of the ordinary common stock of Engineered Products Acquisition Limited (“EPAL”), the holding company for Wardle Storeys (Group) Limited (“Wardle Storeys”), a European manufacturer of textured coatings and polymer films.

Invisa made the acquisition of Uniroyal through its newly formed subsidiary, UEP Holdings, LLC (“UEPH”), to which it contributed certain of its assets and liabilities as part of the organization of that subsidiary. The aggregate purchase consideration paid for 100% of the outstanding equity of Uniroyal was preferred ownership interests issued by UEPH having an aggregate face value of $35 million. In a separate transaction, Invisa also purchased EPAL for 100 shares of Invisa’s Common Stock and Invisa’s guaranty of outstanding EPAL preferred stock retained by the seller having a liquidation preference of £12,518,240 (approximately $20 million).

The foregoing description of the transaction is not complete and is subject to and qualified in its entirety by reference to the full text of the transaction agreements which were attached to the Initial 8-K as exhibits and are incorporated herein by reference.

The following unaudited pro forma condensed combined balance sheet is based on the historical balance sheets of Invisa, Uniroyal and EPAL, giving effect to Invisa’s acquisition of Uniroyal and EPAL as if the transaction had occurred on June 30, 2014. The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2013 and the six months ended June 30, 2014 are based on the historical statements of operations of Invisa, Uniroyal and EPAL, giving effect Invisa’s acquisition of Uniroyal and EPAL as if the transaction had occurred on January 1, 2013. The historical information is derived from the audited financial statements of Invisa, Uniroyal and EPAL for the year ended December 31, 2013 and the unaudited financial statements for the six months ended June 30, 2014. In the case of EPAL, the historical financial information for the year ended December 31, 2013 was also translated into USD (see Exhibit 99.3).

The unaudited pro forma condensed combined financial statements are provided for information purposes only and are based on estimates and assumptions as set forth in the notes to such statements. Pursuant to Regulation S-X, Article 11, of the Securities and Exchange Commission, pro forma adjustments include the effects of events that are directly attributable to the acquisition and are factually supportable. As actual adjustments may differ from pro forma adjustments, the unaudited pro forma combined financial information has been prepared for informational purposes only. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the combined results of operations to be expected in any future period or the results that actually would have been realized had the transaction been completed on January 1, 2013. This information should be read in conjunction with the historical financial statements and related notes of Invisa, Uniroyal and EPAL and in conjunction with the accompanying notes to these unaudited pro forma condensed combined financial statements.

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Invisa, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2014

	Historical
	Invisa, Inc.	Uniroyal Engineered Products LLC	Engineered Products Acquisition Limited	Pro Forma Adjustments	Pro Forma Combined

CURRENT ASSETS
Cash and cash equivalents	$253	$9,415	$676,210		$685,878
Marketable securities	—	247,922	—	(247,922)	—
Accounts receivable, net	9,840	7,415,458	10,043,586		17,468,884
Inventories, net	4,007	10,142,625	6,956,945		17,103,577
Other current assets	22,154	180,720	1,621,024		1,823,898
Related party receivable	—	102,934	—		102,934
Total Current Assets	36,254	18,099,074	19,297,765	(247,922)	37,185,171

PROPERTY AND EQUIPMENT	—	6,813,850	4,201,437	—	11,015,287

OTHER ASSETS
Intangible assets	—	1,336,033	2,575,812		3,911,845
Goodwill	—	1,079,175	—		1,079,175
Other long-term assets	—	727,063	—		727,063
Total Other Assets	—	3,142,271	2,575,812	—	5,718,083

TOTAL ASSETS	$36,254	$28,055,195	$26,075,014	$(247,922)	$53,918,541

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Checks issued in excess of bank balance	$—	$355,319	$—		$355,319
Line of credit	—	8,187,123	8,484,897		16,672,020
Current maturities of long-term debt	—	453,379	115,821		569,200
Current maturities of capital lease obligations	—	—	86,443		86,443
Accounts payable	17,265	4,211,122	5,550,988		9,779,375
Accrued expenses	54,753	1,291,072	2,631,634		3,977,459
Due to related parties	20,260	—	—		20,260
Current portion of postretirement benefit liability - health and life	—	131,714	—		131,714
Total Current Liabilities	92,278	14,629,729	16,869,783	—	31,591,790

(Continued)

See notes to unaudited pro forma condensed combined financial statements

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Invisa, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2014

	Historical
	Invisa, Inc.	Uniroyal Engineered Products LLC	Engineered Products Acquisition Limited	Pro Forma Adjustments		Pro Forma Combined

LONG-TERM LIABILITIES
Long-term debt	—	1,238,942	424,675			1,663,617
Related party lease financing obligations	—	2,017,901	—			2,017,901
Capital lease obligations	—	—	291,745			291,745
Long-term debt to related parties	1,345,640	2,000,000	1,388,473			4,734,113
Postretirement benefit liability - health and life	—	2,345,748	—			2,345,748
Postemployment benefit liability - severance	—	74,549	—			74,549
Other long-term liabilities	—	26,992	773,467			800,459
Total Long-Term Liabilities	1,345,640	7,704,132	2,878,360	—		11,928,132
Total Liabilities	1,437,918	22,333,861	19,748,143	—		43,519,922

STOCKHOLDERS' EQUITY
Convertible Preferred Stock: 5,000,000 shares authorized ($100 value):
Series A, 9,715 shares issued and outstanding	798,500	—	—			798,500
Series B, 2,702 shares issued and outstanding	270,160	—	—			270,160
Series C, 16,124 shares issued and outstanding	1,600,467	—	—			1,600,467
Preferred Units UEP Holdings, Inc.: 350,000 units authorized
Series A, 200,000 units issued and outstanding	—	—	—	393,055	(a)	393,055
Series B, 150,000 units issued and outstanding	—	—	—	294,791	(a)	294,791
Preferred Stock Engineered Products Acquisition Limited, 50 shares issued and outstanding	—	—	—	76	(a)	76
Additional Paid In Capital from preferred stock	—	—	—	392,979	(a)	392,979
Common Stock	14,524	552,750	151	(552,901	) (a)
				(419	) (b)	14,105
Additional Paid In Capital from common stock	32,697,407	528,000	—	(528,000	) (a)
				(247,503	) (b)	32,449,904
Retained Earnings	(36,782,722)	3,354,479	5,631,319	—		(27,796,924)
Accumulated Other Comprehensive Income	—	1,286,105	695,401	—		1,981,506
Total Stockholders' Equity	(1,401,664)	5,721,334	6,326,871	(247,922)		10,398,619

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$36,254	$28,055,195	$26,075,014	$(247,922)		$53,918,541

See notes to unaudited pro forma condensed combined financial statements

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Invisa, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2013

	Historical
	Invisa, Inc.	Uniroyal Engineered Products LLC	Engineered Products Acquisition Limited	Pro Forma Adjustments		Pro Forma Combined
			(see Note 5)
NET SALES	$26,819	$53,942,233	$40,797,599			$94,766,651

COST OF GOODS SOLD	11,311	43,071,833	34,476,900			77,560,044

Gross Profit	15,508	10,870,400	6,320,699	—		17,206,607

OPERATING EXPENSES	307,317	6,396,009	4,821,602	(1,078,957	) (a)	10,445,971

Operating Income (Loss)	(291,809)	4,474,391	1,499,097	1,078,957		6,760,636

OTHER INCOME (EXPENSE)
Interest and other debt related expense	(111,090)	(920,021)	(251,421)			(1,282,532)
Gain on bargain purchase	—	—	4,646,046			4,646,046
Other income	45,044	34,073	30,321			109,438
Net Other Income (Expense)	(66,046)	(885,948)	4,424,946	—		3,472,952

INCOME (LOSS) BEFORE TAX PROVISION	(357,855)	3,588,443	5,924,043	1,078,957		10,233,588

TAX PROVISION	—	—	175,491			175,491

NET INCOME (LOSS)	(357,855)	3,588,443	5,748,552	1,078,957		10,058,097

Preferred stock dividend	—	—	—	(2,825,000	) (b)	(2,825,000)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(357,855)	$3,588,443	$5,748,552	$(1,746,043)		$7,233,097

EARNINGS (LOSS) PER COMMON SHARE:
Basic	$(0.03)					$0.52
Diluted	$(0.02)					$0.39
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	14,214,398					14,013,275
Diluted	18,971,231					18,770,108

See notes to unaudited pro forma condensed combined financial statements

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Invisa, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2014

	Historical
	Invisa, Inc.	Uniroyal Engineered Products LLC	Engineered Products Acquisition Limited	Pro Forma Adjustments		Pro Forma Combined

NET SALES	$25,716	$26,240,735	$23,503,795			$49,770,246

COST OF GOODS SOLD	19,184	20,611,178	19,801,084			40,431,446

Gross Profit	6,532	5,629,557	3,702,711	—		9,338,800

OPERATING EXPENSES	130,179	3,672,464	3,259,790	(525,047	) (a)	6,537,386

Operating Income (Loss)	(123,647)	1,957,093	442,921	525,047		2,801,414

OTHER INCOME (EXPENSE)
Interest and other debt related expense	(54,749)	(511,012)	(292,549)			(858,310)
Gain on bargain purchase		—	—			—
Other income	—	30,053	79,594			109,647
Net Other Expense	(54,749)	(480,959)	(212,955)	—		(748,663)

INCOME (LOSS) BEFORE TAX PROVISION	(178,396)	1,476,134	229,966	525,047		2,052,751

TAX PROVISION	—	—	48,728			48,728

NET INCOME (LOSS)	(178,396)	1,476,134	181,238	525,047		2,004,023

Preferred stock dividend	—	—	—	(1,412,500	) (b)	(1,412,500)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(178,396)	$1,476,134	$181,238	$(887,453)		$591,523

EARNINGS (LOSS) PER COMMON SHARE:
Basic	$(0.01)					$0.04
Diluted	$(0.01)					$0.03
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	14,524,398					14,163,069
Diluted	19,281,231					18,919,902

See notes to unaudited pro forma condensed combined financial statements

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	DESCRIPTION OF TRANSACTION

On November 10th, 2014 Invisa, Inc. (“Invisa” or the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report that it acquired Uniroyal Engineered Products, LLC (“Uniroyal”), a U.S. manufacturer of textured coatings, and Engineered Products Acquisition Limited (“EPAL”), the holding company for Wardle Storeys (Group) Limited (“Wardle Storeys”), a European manufacturer of textured coatings and polymer films.

Invisa made the acquisition of Uniroyal through its newly formed subsidiary, UEP Holdings, LLC (“UEPH”), to which it contributed certain of its assets and liabilities as part of the organization of that subsidiary. The aggregate purchase consideration paid for 100% of the outstanding equity of Uniroyal was preferred ownership interests issued by UEPH having an aggregate face value of $35 million. In a separate transaction, Invisa also purchased 100% of the common stock of EPAL for 100 shares of Invisa’s Common Stock and Invisa’s guaranty of outstanding EPAL preferred stock retained by the seller having a liquidation preference of £12,518,240 (approximately $20 million).

2.	BASIS OF PRO FORMA PRESENTATION

The following unaudited pro forma condensed combined balance sheet is based on the historical balance sheets of Invisa, Uniroyal and EPAL, giving effect to Invisa’s acquisition of Uniroyal and EPAL as if the transaction had occurred on June 30, 2014. The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2013 and the six months ended June 30, 2014 are based on the historical statements of operations of Invisa, Uniroyal and EPAL, giving effect Invisa’s acquisition of Uniroyal and EPAL as if the transaction had occurred on January 1, 2013. The historical information is derived from the audited financial statements of Invisa, Uniroyal and EPAL for the year ended December 31, 2013 and the unaudited financial statements for the six months ended June 30, 2014. In the case of EPAL, the historical financial information for the year ended December 31, 2013 was also translated into USD (see Exhibit 99.3). The historical financial information is adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) with respect to the condensed combined statements of income, expected to have a continuing impact on the combined results.

As explained in the Initial 8-K Mr. Howard R. Curd beneficially owned all of Invisa’s outstanding shares of Series A preferred stock and Series B preferred stock; a substantial portion of Invisa’s outstanding Series C Preferred; and approximately 6.8 million shares of Invisa common stock. As a result of this beneficial ownership, Mr. Curd controls in excess of 80% of Invisa voting rights in all matters to come before the Invisa shareholders. Mr. Curd also owned all of the issued and outstanding capital stock of EPAL and a majority of the limited liability company interests of Uniroyal and was a controlling person of Uniroyal and Wardle Storeys before the acquisitions. As a result of this common ownership and as required by current accounting pronouncements, the transaction is being treated as a combination between entities under common control and is accounted for in a manner similar to the pooling-of-interest method. The recognized assets and liabilities were transferred at their carrying amounts at the date of the transaction. Further, the companies will be combined retrospectively for prior year comparative information to the extent permitted.

The unaudited pro forma condensed combined financial statements are provided for information purposes only, are based on estimates and assumptions as set forth in the notes to such statements and does not purport to represent what the actual consolidated results of operations or the consolidated financial position of the combined company would have been had the acquisition occurred on the dates assumed. The unaudited pro forma condensed combined financial statements are also not necessarily indicative of the combined results of operations to be expected in any future period.

The unaudited pro forma condensed combined financial information does not reflect any integration activities or cost savings from operating efficiencies, synergies, asset dispositions or other restructurings that could result from the acquisition.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

3.	PRO FORMA ADJUSTMENTS TO THE CONDENSED COMBINED BALANCE SHEET

(a)	To record the issuance of preferred stock or units to the members of Uniroyal or stockholder of EPAL

(b)	To reclassify the Invisa, Inc. stock held by Uniroyal at June 30, 2014.

4.	PRO FORMA ADJUSTMENTS TO THE CONDENSED COMBINED STATEMENT OF OPERATIONS

(a)	To eliminate the payments by Uniroyal for corporate management fees to a company owned by Mr. Curd. This management agreement was assumed by Invisa and accordingly the fees paid by Uniroyal and received by Invisa subsequent to the transaction will be eliminated in consolidation.

(b)	To record the assumed preference dividends paid for the period

5.	OTHER INFORMATION

(a)	EPAL acquired all the ordinary shares of Gweco 478 Limited, the holding company for Wardle Storeys (Group), on March 4, 2013. Accordingly, these amounts only include the operating results of Wardle Storeys (Group) for the ten months ended December 2013.

(b)	The Series A and Series B preferred units issued by UEPH for the acquisition of Uniroyal have an issue price $100 per unit or a total of $20,000,000 and $10,000,000, respectively. The Series A preferred units are entitled to a preferred return of an amount per annum equal to five percent (5.00%) of the issue price of such Series A preferred unit. The Series B preferred units are entitled to a preferred return of an amount per annum equal to five and one half percent (5.50%) of the issue price of such Series B preferred unit, increasing by one half percent (0.50%) on the first anniversary of the effective date and by an additional one half percent (0.50%) on each successive anniversary of the effective date thereafter, up to a maximum of eight percent (8.00%) on the fifth anniversary of the effective date.

(c)	As part of the transaction, the 50 shares of the EPAL common stock held by Howard R. Curd were converted and reclassified as preferred shares. These preferred shares have a liquidation preference of £12,518,240 or approximately $20,000,000 in the aggregate. These preferred shares are entitled to a fixed cumulative preferential dividends of £625,912 per annum payable quarterly or approximately $1,000,000.

(d)	The tax provision for EPAL includes its tax provision based on its effective UK tax rates. The pro forma statements of operations do not show a historical tax provision for Uniroyal since it was an LLC. lnvisa did not have a tax provision since it had net losses for the periods reported and had accumulated net operating losses of approximately $17.7 million as of December 31, 2013. No tax provision is shown in the pro forma as the Company continues to analyze the tax attributes of the combined companies.

(e)	As explained in the footnotes to the EPAL unaudited financial statements included in Exhibit 99.5, Wardle Storeys (Group) implemented a staff reduction initiative and recorded a one-time charge in the amount of $459,809 to the operating results for June 29, 2014 for redundancy and other associated costs as statutorily required in the United Kingdom. The annualized compensation and other payroll costs associated with these employees were approximately $750,000.

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